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                                MITY-LITE, INC.

                           1997 STOCK INCENTIVE PLAN

     1. Purpose. This 1997 Stock Incentive Plan (the "Plan") is intended to provide incentives: (a) to the officers and other employees of Mity-Lite, Inc., a Utah corporation (the "Company"), and any present or future 49.9% or more owned subsidiaries of the Company (individually a "Related Corporation" and collectively "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder that qualify as "incentive stock options" under Section 422A(b) of the Internal Revenue Code of 1986, as amended and the regulations thereunder (the "Code") (individually an "ISO" and collectively "ISOs"); (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder that do not qualify as ISOs (individually a "Non-Qualified Option" and collectively "Non-Qualified Options"); (c) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with awards of stock in the Company ("Awards"); and (d) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereinafter individually as an "Option" and collectively as "Options". Options, Awards and authorizations to make Purchases are referred to hereinafter collectively as "Stock Rights". As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in Section 425 of the Code.

     2.  Administration of Plan.

         (a) Board or Committee Administration. This Plan shall be administered solely by the Company's Board of Directors (the "Board") or by a Compensation Committee (the "Committee") consisting of not less than two (2) members of the Board. Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Stock Right by the Board, and subject to the terms of this Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 below to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Section 3 below to receive Non-Qualified Options and Awards and to make Purchases) to whom Non-Qualified Options, Awards and authorizations to make Purchases may be granted;
(ii) determine the time or times at which Options or Awards may be granted or Purchases made; (iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in
Section 6 below, and the purchase price of shares subject to each Purchase;
(iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to Section 7 below) the time or times when each Option shall become exercisable and the duration of the exercise period;
(vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of

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such restrictions, if any; and (vii) interpret this Plan and prescribe and rescind rules and regulations relating to this Plan. If the Committee determines to issue a Non-Qualified Option, the Committee shall take whatever actions it deems necessary under Section 422A of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of this Plan or of any Stock Right granted under this Plan shall be final unless otherwise determined by the Board. The Committee may from time-to-time adopt such rules and regulations for carrying out this Plan as it may deem appropriate. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Stock Right granted under this Plan.

         (b) Committee Actions. The Committee may select one of its members as its chairman, and shall hold meetings at such times and places as it may determine. Except as otherwise provided by the Company's Bylaws, acts by a majority of the Committee, or acts reduced to or approved in writing by unanimous consent of the members of the Committee, shall be the valid acts of the Committee. From time-to-time the Board may increase the size of the Committee and appoint additional members thereof, may remove members (with or without cause) and may appoint new members in substitution therefor, fill vacancies (however caused), or remove all members of the Committee and thereafter directly administer this Plan.

         (c) Grant of Stock Rights to Board Members. Stock Rights may be granted to members of the Board, but any such grant shall be made and approved in accordance with Section 2(d) below, if applicable. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to this Plan or (ii) have been granted Stock Rights, may vote on any matters affecting the administration of this Plan or the grant of any Stock Rights pursuant to this Plan, except that no such member shall act upon the granting to himself or herself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him or her of Stock Rights.

         (d) Compliance with Federal and State Securities and Tax Laws and State Corporate Law. Various restrictions apply to officers and directors and others who may be deemed insiders under federal and state securities laws and state corporate law. These laws impose certain restrictions on insiders. Any Stock Right granted to any director is subject to those restrictions. Holders of Stock Rights should consult with their legal and tax advisors regarding the securities law, tax law, corporate law and other effects of transactions under this Plan. These restrictions relate to holding periods, alternative minimum tax calculations and other matters and should be clearly understood by the holders of Stock Rights. The granting of Stock Rights is subject to any applicable restrictions under state corporate law, including without limitation, restrictions applicable to conflicting interest transactions involving directors.

         (e) Purpose and Intent of Plan. The purpose of this Plan is to advance the interest of the Company and its Related Corporations by stimulating the efforts of employees on behalf of the Company and Related Corporations, and heightening the desire of employees to continue employment with the Company and Related Corporations, assisting the Company and Related

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Corporations in competing effectively with other enterprises for the services of new employees necessary for the continued improvement of operations, and to attract and retain the best available personnel for service as directors to the Company and Related Corporations and for service as consultants to the Company and Related Corporations. This Plan is intended to be an "employee benefit plan" under Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). This Plan is also intended to be a "compensatory benefit plan" under Rule 701 promulgated under the Securities Act of 1933, as amended. Transactions under this Plan are intended to comply with Rule 16b-3 and Rule 701. To the extent any provisions of this Plan or any action by the Committee or the Board fails to comply with such Rules and to the extent any provisions of this Plan or any action by the Committee or the Board fails to comply with the requirements of the Code (for options intended to be ISOs hereunder), each such provision(s) and action(s) shall be deemed to be null and void, to the extent permitted by applicable law and as deemed advisable by the Committee or the Board.

         (f) Shareholder Approval. Grants of ISOs hereunder shall be subject to shareholder approval of this Plan within twelve (12) months following the date this Plan is approved and adopted by the Board.

     3. Eligible Employees and Others. ISOs may be granted to any employee of the Company or any Related Corporation. Any officer or director of the Company who is not also an employee of the Company may not be granted ISOs under this Plan. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (whether or not such person is also an employee of the Company) or to any consultant to the Company or to any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, an Award or an authorization to make a Purchase. The granting of a Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify that individual or entity from, participation in any other grant of Stock Rights.

     4. Stock. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of Common Stock of the Company (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. Subject to the foregoing, the aggregate maximum number of shares of Common Stock that may be issued pursuant to this Plan is 300,000 subject to adjustment as provided below in this Section 4 and in Section 13. Any such shares may be issued as ISOs, Non-Qualified Options or Awards or to individuals or entities making Purchases, so long as the number of shares so issued does not exceed such number, as adjusted. If any Option granted under this Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under this Plan.

     5. Granting of Stock Rights. Stock Rights may be granted under this Plan at any time until ten (10) years after the date of the approval and adoption of this Plan by the Board. The date of grant of a Stock Right under this Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall
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have the right, with the consent of the optionee, to convert an ISO granted under this Plan into a Non-Qualified Option pursuant to Section 17 below.

     6.  Minimum Option Price; ISO Limitations.

         (a) Price for Non-Qualified Options. The exercise price per share specified in the agreement relating to each Non-Qualified Option granted under this Plan shall in no event be less than the lesser of (i) the book value per share of the Common Stock as of the end of the fiscal year of the Company immediately preceding the date of such grant or (ii) fifty percent (50%) of the fair market value per share of the Common Stock on the date of such grant. Subject to the foregoing sentence, the exercise price for Non-Qualified Options granted hereunder shall be determined by the Committee or the Board in its sole discretion, taking into account factors it deems relevant.

         (b) Price for ISOs. The exercise price per share specified in the agreement relating to each ISO granted under this Plan shall not be less than the fair market value per share of the Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of the Common Stock on the date of grant.

         (c) $100,000 Annual Limitation on ISOs. Each eligible employee may be granted ISOs only to the extent that (in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation), such ISOs do not become exercisable for the first time by such employee during any calendar year in a manner that would entitle the employee to purchase more than $100,000 in fair market value (determined at the time the ISOs were granted) of the Common Stock in that calendar year. Any options granted to an employee in excess of that amount will be granted as Non-Qualified Options.

         (d) Awards and Purchases. Awards and Purchases under this Plan shall be made at prices equal to the fair market value of the Common Stock on the date of such Award or Purchase. Fair market value shall be determined by the Committee or the Board in its sole discretion in accordance with Section 6(e) below. Shares of Common Stock may be issued in Award and Purchase transactions for any lawful consideration determined by the Committee or the Board in its sole discretion.

         (e) Determination of Fair Market Value. If, at the time an Option is granted under this Plan, the Company's Common Stock is publicly-traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the closing price on that date of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then-traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market. However, if the Common Stock is not publicly-traded at the time an Option is granted under this Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined

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by the Committee or the Board in its sole discretion, after taking into consideration all factors that it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     7. Option Duration. Subject to earlier termination as provided in Sections 9 and 10 below, each Option shall expire on the date specified by the Committee or the Board, but not more than (i) ten (10) years and one (1) day from the date of grant in the case of Non-Qualified Options, (ii) ten (10) years from the date of grant in the case of ISOs generally and (iii) five (5) years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Related Corporation. Subject to earlier termination as provided in Sections 9 and 10 below, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to Section 17 below.

     8. Exercise of Options. Subject to the provisions of Sections 9 through 12 below, each Option granted under this Plan shall be exercisable as follows:

         (a) Vesting. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee or Board may specify.

         (b) Full Vesting of Installments. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee or the Board.

         (c) Partial Exercise. Each Option or installment may be exercised at any time or from time-to-time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

         (d) Acceleration of Vesting. The Committee or the Board shall have the right to accelerate the date of exercise of any installment of any Option; provided, however, that the Committee or the Board shall not, without the consent of the optionee, accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Section 17 below) if such acceleration would violate the annual vesting limitation contained in the Code, as described in Section 6(c) above.

     9. Termination of Employment. Unless otherwise provided in any instrument evidencing the grant of a Stock Right hereunder, if an ISO optionee ceases to be employed by the Company or any Related Corporation other than by reason of death or disability as defined in Section 10 below, no further installments of such optionee's ISOs shall become exercisable, and such optionee's vested ISOs shall terminate after the passage of ninety (90) days from the date of termination of such optionee's employment, but in no event later than on their specified expiration date(s), except to the extent that such ISOs (or the unexercised installments thereof) have been converted into Non-Qualified Options pursuant to Section 17 below. To the extent permitted under the Code, with respect to ISOs, employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, missionary service, military obligations or governmental service). A bona fide leave of absence with the written approval of the Committee or the Board shall not be considered an interruption of

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employment under this Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under this Plan shall not be affected by any change of employment within or among the Company and any Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in this Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

     10. Death; Disability.

         (a) Death. If an ISO optionee ceases to be employed by the Company or any Related Corporation by reason of such optionee's death, any ISO of such optionee may be exercised, to the extent of the number of shares with respect to which the optionee could have exercised on the date of the optionee's death, by the optionee's estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the ISO or one year from the date of the optionee's death.

         (b) Disability. If an ISO optionee ceases to be employed by the Company or any Related Corporation by reason of disability, such optionee (or such optionee's custodian) shall have the right to exercise any ISO held by such optionee on the date of termination of employment, to the extent of the number of shares with respect to which the optionee could have exercised on that date, at any time prior to the earlier of the specified expiration date of the ISO or one year from the date of the termination of the optionee's employment. For purposes of this Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or any successor statute.

     11. Assignability. No Option or Derivative Security (as that term is defined in Rule 16b-3 under the 1934 Act) shall be assignable or transferable by the optionee except as permitted under Rule 16b-3 under the 1934 Act or by will or by the laws of descent and distribution, and during the lifetime of the optionee each Option shall be exercisable only by the optionee. No ISO shall be transferable except as permitted by the Code.

     12. Terms and Conditions of Options. Options shall be evidenced by instruments (which need not be identical) in such form as the Committee or the Board may from time-to-time approve. Such instruments shall conform to the terms and conditions set forth in Sections 6 through 11 above and may contain such other provisions as the Committee or the Board deems advisable, which are not inconsistent with this Plan, including, without limitation, restrictions applicable to shares of the Company's Common Stock issuable upon exercise of Options. In granting Non-Qualified Options, the Committee or the Board may specify that Non-Qualified Options shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee or the Board may determine. The Committee or the Board may from time-to-time confer authority and responsibility on one or more of its members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time-to-time to carry out the terms of such instruments.


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     13. Adjustments.  Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to the optionee hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company regarding such Option:

         (a) Stock Dividends and Stock Splits. If the shares of the Company's Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

         (b) Merger; Consolidation; Sale of Assets. Unless otherwise specified in the instrument evidencing the grant of any Stock Right hereunder, in the event of a consolidation of the Company, a merger in which the Company is not the surviving entity, or the sale of all or substantially all of the Company's assets, the exercisability of any or all outstanding Options shall automatically be accelerated so that such Options would be exercisable in full immediately prior to the effective date of such consolidation, merger or asset sale. However, no such acceleration shall occur if and to the extent any outstanding Options are, in connection with such consolidation, merger, or asset sale, either to be assumed by the successor corporation (or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or a parent thereof). The determination of such option comparability shall be made by the Committee or the Board, and such determination shall be final, binding and conclusive. Immediately following any such consolidation, merger or asset sale, all Options, to the extent not previously exercised, shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with such consolidation, merger or asset sale. If any outstanding Option hereunder is assumed in connection with any such consolidation, merger or asset sale, then such Option shall be appropriately adjusted, immediately after such consolidation, merger or asset sale, to apply to the number and class of securities which would have been issuable to the optionee upon consummation of such consolidation, merger or asset sale if the Options had been exercised immediately prior to any such transaction, and appropriate adjustment shall also be made to the exercise price for such Options, provided the aggregate exercise price shall remain the same. This Plan shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer any part of its business or assets.

         (c) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in Section 13(b) above) pursuant to which securities of the Company or of another entity are issued with respect to the outstanding shares of Common Stock, an optionee, upon exercising an Option, shall be entitled to receive for the purchase price paid upon such exercise the securities the optionee would have received if the optionee had exercised the Option prior to such recapitalization or reorganization.

         (d) Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to Sections 13(a), (b) or (c) above with respect to

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ISOs shall be made only after the Committee or the Board, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 425 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee or the Board determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

         (e) Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or of securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

         (f) Fractional Shares. No fractional shares shall be issued under this Plan and each optionee shall receive from the Company cash in lieu of such fractional shares.

         (g) Adjustments. Upon the happening of any of the events described in Section 13(a), (b) or (c) above, the class and aggregate number of shares set forth in Section 4 above that are subject to Stock Rights that previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect the events described in such Sections. The Committee or Board shall determine the specific adjustments to be made under this Section 13 and, subject to Section 2 above, its determination shall be conclusive.

If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right hereunder receives shares or securities in connection with a corporate transaction described in Sections 13(a), (b) or (c) above as a result of owning such restricted Common Stock, such shares or securities shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or Board.

     14. Means of Exercising Stock Rights. A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall (i) identify the Stock Right being exercised, (ii) specify the number of shares as to which such Stock Right is being exercised and (iii) contain such representations and agreements as may be necessary to comply with applicable securities laws, accompanied by full payment of the purchase price. Payment for the Stock Right may be made (i) in cash (by check), (ii) by surrender of shares of Common Stock of the Company having a fair market value equal to the exercise price of the Stock Right, (iii) where permitted by applicable law and approved by the Committee in its sole discretion, by tender of a full recourse promissory note having such terms as may be approved by the Committee, (iv) where permitted by applicable law, through a "same-day-sale" commitment from optionee and a broker-dealer that is a member in good standing of the National Association of Securities Dealers (an "NASD Dealer") whereby optionee irrevocably elects to exercise the Stock Right and to sell a portion of the Common Stock so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Common Stock to forward the exercise price directly to the Company, (v) where permitted by applicable law, through a "margin" commitment from optionee and an NASD Dealer whereby optionee irrevocably elects to exercise the Stock Right and to pledge the

Common Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Common Stock to forward the exercise price directly to the Company, (vi) as permitted by applicable law, by surrender of the right to acquire shares of Common Stock underlying the Stock Right having a fair market value equal to the exercise price in what is commonly referred to as an "immaculate exercise" or (vii) by any combination of the foregoing, or by any other legal consideration or
means, where approved by the Committee in its sole discretion.   The holder of
a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his, her or its Stock Right until the date of issuance of a stock certificate for such shares. Except as expressly provided in Section 13 above with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

     15. Compliance with Laws. The grant of Stock Rights and the issuance of Common Stock upon exercise of any Stock Right shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act of 1933 as amended, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or market on which the Common Stock may be listed.

     16. Term and Amendment of Plan. This Plan was approved and adopted by the Board on March 4, 1997, subject (with respect to the validation of ISOs granted under this Plan) to approval of this Plan by the stockholders of the Company. If the approval of this Plan by the Company's stockholders is not obtained by March 4, 1998, any grants of ISOs under this Plan made prior to that date will be rescinded. This Plan shall expire on March 3, 2007 (except as to Options outstanding on that date). Subject to the provisions of Section 5 above, Stock Rights may be granted under this Plan prior to the date of stockholder approval of this Plan. The Board may terminate or amend this Plan in any respect at any time; provided, however, that the Board may not amend this Plan in any of the following respects without the approval of the Company's stockholders obtained within twelve (12) months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under this Plan may not be increased (except by adjustment pursuant to Section 13 above); (b) the provisions of
Section 3 above regarding eligibility for grants of ISOs may not be modified;
(c) the provisions of Section 6(b) above regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to Section 13 above); and (d) the expiration date of this Plan may not be extended. Except as otherwise provided in this Section 16, in no event may action of the Board or the stockholders alter or impair the rights of a grantee, without such grantee's consent, under any Stock Right previously granted to such grantee. The Committee or the Board may amend the terms of any Stock Right granted if such amendment is agreed to by the recipient of such Stock Right.

     17. Conversion of ISOs Into Non-Qualified Options; Termination of ISOs.
The Committee or the Board, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's
ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee or the Board (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee or the Board in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in this Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee or the Board takes appropriate action. The Committee or the Board, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

     18. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under this Plan shall be used for general corporate purposes.

     19. Governmental Regulation. The Company's obligation to sell and deliver shares of Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

     20. Withholding of Additional Income Taxes. Upon the exercise of a Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as that term is defined in Section 21 below) or the vesting of restricted Common Stock acquired upon the exercise of a Stock Right hereunder, the Company, in accordance with Section 3402(a) of the Code, may require the optionee, Award recipient or purchaser to pay additional withholding taxes in respect of the amount that is considered compensation includable in such individual's gross income. The Committee or the Board in its discretion may condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value or
(iv) the vesting of restricted Common Stock acquired by exercising a Stock Right, on the grantee's payment of such additional withholding taxes.

     21. Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any shares of the Company's Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (a) two (2) years after the date the employee was granted the ISO and (b) one (1) year after the date the employee acquired the Common Stock by exercising the ISO. If the employee dies before such shares of Common Stock are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

     22. Governing Law; Construction. The validity and construction of this Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Utah, or the laws of any jurisdiction in which the Company or its successors in interest may be organized. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, and vice versa, unless the context otherwise requires.

                               MITY-LITE, INC.

                      INCENTIVE STOCK OPTION AGREEMENT


     MITY-LITE, INC., a Utah corporation (the "Company"), hereby grants this
      day of      , 199X, to                , an individual (the "Employee"),
an option to purchase a maximum of                   shares of the Company's
Common Stock, at the price of $XX.XXX per share, on the following terms and conditions:

     1. Grant Under 1997 Stock Incentive Plan. This option is granted pursuant to and is governed by the Company's 1997 Stock Incentive Plan (the "Plan") and, unless the context requires otherwise, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on the date hereof.

     2. Grant as Incentive Stock Option; Other Options. This option is intended to qualify as an incentive stock option under Section 422A of the Internal Revenue Code of 1986, as amended and regulations thereunder (the "Code"). This option is in addition to any other options heretofore or hereafter granted to the Employee by the Company. A duplicate original of this option shall not effect the grant of another option to the Employee.

     3. Vesting of Option if Employment Continues. Provided the Employee is still employed by the Company on that date, the options granted hereunder shall become exercisable and vested as follows:






The foregoing rights are cumulative and, while the Employee continues to be employed by the Company, may be exercised up to and including the date that is ten (10) years from the date this option is granted. All of the foregoing rights are subject to Sections 4 and 5 below, as appropriate, if the Employee ceases to be employed by the Company or dies or becomes disabled while in the employ of the Company.

     4. Termination of Employment. Except as provided in Section 20 below, if the Employee ceases to be employed by the Company, other than by reason of death or disability as defined in Section 5 below, before or after the options granted herein become exercisable as provided in Section 3 above, this option shall terminate after the passage of ninety (90) days from the date employment ceases, but in no event later than the scheduled expiration date of this option. In such a case, the Employee's only rights hereunder shall be those relating to options that are exercisable on the date of termination or become exercisable within said ninety (90) day period or are properly exercised before the termination of this option.

     5. Death; Disability. If the Employee dies while in the employ of the Company, this option may be exercised to the extent of the number of shares with respect to which the Employee could have exercised on the date of the Employee's death, by the Employee's estate, personal representative or beneficiary to whom this option has been assigned pursuant to Section 10 below, at any time within 180 days after the date of death, but not later than the scheduled expiration date of this option. If the Employee ceases to be employed by the Company by reason of the Employee's disability (as defined in the Plan), this option may be exercised, to the extent of the number of shares with respect to which the Employee could have exercised this option on the date of the termination of the Employee's employment, at any time within 30 days after such termination, but not later than the scheduled expiration date of this option. At the expiration of such 30 day period or the scheduled expiration date, whichever is the earlier, this option shall terminate and the only rights hereunder shall be those as to which the option was properly exercised before such termination.

     6. Partial Exercise. The exercise of this option up to the extent above-stated may be made in part at any time and from time-to-time within the above limits, except that this option may not be exercised for a fraction of a share unless such exercise is with respect to the final installment of stock subject to this option and a fractional share (or cash in lieu thereof) must be issued to permit the Employee to exercise completely such final installment. Any fractional share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Employee in accordance with the terms hereof.

     7. Payment of Option Price. The option price is payable in United States dollars in cash or by check or in any manner permitted under the Plan equal in amount to the option price. No person shall be entitled to the privileges of stock ownership in respect of any shares issuable upon the exercise of this option, unless and until such shares have been issued to such person as fully paid shares. No certificate(s) for shares of stock purchased upon the exercise of this option shall be issued and delivered prior to the admission of such shares to listing on any stock exchange on which shares of that class are then listed, nor unless and until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or to incur any liability under any federal, state or other securities law, rule or regulation, any requirement of any securities exchange listing agreement to which the Company may be a party or any other requirement of law or of any regulatory agency or body having jurisdiction over the Company or its securities.

     8. Agreement to Purchase for Investment. By acceptance of this option, the Employee agrees that a purchase of shares under this option is for the Employee's own account and will not be made with a view to their distribution (as that term is used in the Securities Act of 1933, as amended (the "1933 Act"), unless in the opinion of counsel to the Company such distribution is in compliance with or exempt from the registration and prospectus requirements of the 1933 Act, and the Employee agrees to sign a certificate to such effect at the time of exercising this option and agrees that the certificate(s) for the shares of the Company's Common Stock so purchased may be inscribed with a legend (in form and substance acceptable to the Company) to ensure compliance with the requirements of the 1933 Act. The Employee thus understands that the shares purchased upon exercise of this option are restricted and cannot be resold or transferred except as provided above. The Employee understands the merits and risks of an investment in the Company and has had access to all information required by the Employee to make an informed investment decision and the Employee has had an opportunity to review to his or her satisfaction the business of the Company and determine, based upon his or her own analysis, the value of the option and the Common Stock underlying the option. The Employee is able to bear the loss of his or her entire exercise price.

     9. Method of Exercising Option. Subject to the terms and conditions set forth herein, this option may be exercised by written notice to the Company at the principal executive office of the Company or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of shares of the Company's Common Stock in respect of which this option is being exercised and shall be signed by the individual(s) exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares of the Company's Common Stock, and the Company shall deliver a certificate(s) representing such shares as soon as practicable after the notice shall be received. The certificate(s) for the shares as to which this option shall have been so exercised shall be issued in the name of the individual(s) so exercising this option (or, if this option shall be exercised by the Employee and if the Employee shall so request in the notice of exercise, shall be issued in the name of the Employee and another individual jointly, with full rights of survivorship) and shall be delivered as provided above to or upon the written order of the individual(s) exercising this option. In the event this option shall be exercised, pursuant to Section 5 above, by any individual(s) other than the Employee, such notice of exercise shall be accompanied by appropriate proof of the right of such individual(s) to exercise this option. All shares of the Company's Common Stock that shall be purchased upon the exercise of this option as provided herein shall be fully paid and non-assessable.

     10. Option Not Transferable. This option is not transferable or assignable except to the extent ISOs may be assigned under the Code and except as permitted by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). During the Employee's lifetime, this option may be exercised only by the Employee.

     11. No Obligation to Exercise Option. The grant and acceptance of this option imposes no obligation on the Employee to exercise this option.

     12. No Obligation to Continue Employment. The Company and any Related Corporation (as that term is defined in the Plan) are not by the Plan or this option obligated to continue the Employee in employment.

     13. No Rights as Stockholder Until Option Exercised. The Employee shall have no rights as a stockholder with respect to shares of the Company's Common Stock subject to this option until a stock certificate(s) therefor has been issued to the Employee and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date a stock certificate is issued.

     14. Capital Changes and Business Successions. Subject to Section 20 below, the Plan contains provisions regarding the treatment of options in a number of contingencies such as stock splits, mergers, consolidations and the sale of all or substantially all of the Company's assets. Provisions in the Plan for adjustment with respect to shares of the Company's Common Stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

     15. Early Disposition. The Employee agrees to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition (as that term is defined below) of any shares of the Company's Common Stock received pursuant to the exercise of this option. A "Disqualifying Disposition" is any disposition (including any sale) of shares of the Company's Common Stock before the later of (a) two (2) years after the date the Employee was granted this option and (b) one (1) year after the date the Employee acquired Common Stock by exercising this option. If the Employee dies before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter. The Employee also agrees to provide the Company with any information that it shall request concerning any such disposition. The Employee acknowledges that he or she will forfeit the favorable income tax treatment otherwise available with respect to the exercise of this ISO if the Employee makes a Disqualifying Disposition of the stock received upon the exercise of this option.

     16. Withholding Taxes. If the Company in its discretion determines that it is obligated to withhold tax with respect to a Disqualifying Disposition (as that term is defined in Section 15 above) of shares of the Company's Common Stock received by the Employee upon the exercise of this option, the Employee hereby agrees that the Company may withhold from the Employee's wages the appropriate amount of federal, state and local withholding taxes attributable to such Disqualifying Disposition. If any portion of this option is treated as a Non-Qualified Option, the Employee hereby agrees that the Company may withhold from the Employee's wages the appropriate amount of federal, state and local withholding taxes attributable to the Employee's exercise of such Non-Qualified Option. At the Company's discretion, the amount required to be withheld may be withheld in cash from such wages, or (with respect to compensation income attributable to the exercise of this option) in kind from the Common Stock otherwise deliverable to the Employee upon the exercise of this option. The Employee further agrees that, if the Company does not withhold an amount from the Employee's wages sufficient to satisfy the Company's withholding obligation, the Employee will reimburse the Company upon demand, in cash, for the amount underwithheld.

     17. No Exercise of Option if Employment Terminated for Misconduct. If the employment of the Employee is terminated for "Misconduct," this option shall terminate on the date of such termination of employment and all unvested or unexercised options shall thereupon no longer be exercisable to any extent whatsoever. For purposes of this Section 17, "Misconduct" is conduct, as determined by the Board, involving one or more of the following: (i) the substantial and continuing failure of the Employee to render services to the Company in accordance with the Employee's assigned duties; (ii) a determination by two-thirds (2/3) of the members of the Board that the Employee has inadequately performed the duties of the Employee's employment;
(iii) disloyalty, gross negligence, dishonesty or breach of a fiduciary duty owed to the Company; (iv) the commission of an act of embezzlement, fraud, disloyalty, dishonesty or deliberate disregard of the rules or policies of the Company that results in loss, damage or injury to the Company, whether directly or indirectly; (v) the unauthorized disclosure of any trade secret or confidential information owned by the Company; or (vi) the commission of an act that constitutes unfair competition with the Company or that induces any customer or client of the Company to break a contract or agreement with the Company. In making such determination, the Board shall act fairly and in good faith and shall give the Employee an opportunity to appear and be heard at a hearing before the Board or the Committee and to present evidence on the Employee's behalf. For purposes of this Section 18, termination of employment shall be deemed to occur when the Employee receives notice that the Employee's employment is terminated.

     18. Changes in Control. Notwithstanding any other provision hereof, and in addition to any rights granted under the Plan, this option shall accelerate so that the Employee shall have the right, at all times until the expiration or earlier termination of the option, to exercise the unexercised portions of this option, including the portions thereof that would, but for this Section 20, not yet be exercisable, from and after any Involuntary Termination (as that term is defined below) within 30 days after a Change in Control (as that term is defined below) that occurs while the Employee is an employee of the Company or any Related Corporation. For purposes of this Section 20: (a) an "Involuntary Termination" is any termination of the Employee's employment with the Company or with any Related Corporation for reasons other than (i) the Employee's death, (ii) the Employee's total disability (as that term is defined in the Plan), (iii) the Employee's retirement under circumstances that entitle the Employee to full benefits under one or another of his employer's retirement or pension plans or programs generally applicable to salaried employees or (iv) termination for Misconduct (as that term is defined in Section 18 above); and (b) a "Change in Control" means any of the following events if they occur after the date of grant of this option and after the class of stock then subject to this option becomes registered under the 1934
Act: the direct or indirect beneficial ownership (within the meaning of Section 13(d) of the 1934 Act and Regulations 13D through G thereunder) of thirty percent (30%) or more of the class of securities then subject to this option is acquired or becomes held by any person or group of persons (within the meaning of Section 13(d)(3) of the 1934 Act), or the sale, mortgage, lease or other transfer in one or more transactions not in the ordinary course of the Company's business or assets or earning power constituting more than fifty percent (50%) of the assets or earning power of the Company and its Related Corporations (taken as a whole) to any such person or group of persons.

     19. Provision of Documentation to Employee. By signing this option the Employee acknowledges receipt of a copy of this option and a copy of the Plan.

     20. Governing Law. This option shall be governed by and interpreted in accordance with the laws of the State of Utah.

     21. Holding Period. The Employee acknowledges that if the shares acquired upon exercise of this option are not held for at least six (6) months following the date of grant, the grant of this option will be deemed a purchase that may be matched against any sale of the Company's securities occurring within six (6) months of the grant and may create liability for the Employee pursuant to Section 16(b) of the 1934 Act. Certain holding periods are also required under the Code in order for this option to qualify as an ISO.

     IN WITNESS WHEREOF the Company and the Employee have caused this option to be executed, and the Employee whose signature appears below acknowledges receipt of a copy of the Plan and of an original copy of this option.

THE EMPLOYEE:                             THE COMPANY:
                                          MITY-LITE, INC.

                                          By:

                               MITY-LITE, INC.

                     NON-QUALIFIED STOCK OPTION AGREEMENT

     Mity-Lite, Inc., Utah corporation (the "Company"), hereby grants this
   day of          199X, to                       , an individual (the
"Optionee"), an option to purchase a maximum of                    shares of
the Company's Common Stock, $.01 par value per share, at the price of $XX.XXXX per share, on the following terms and conditions:

     1. Grant Under 1997 Stock Incentive Plan. This option is granted pursuant to and is governed by the Company's 1997 Stock Incentive Plan (the "Plan") and, unless the context requires otherwise, terms used herein shall have the same meanings as set forth in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on the date hereof.

     2. Grant as Non-Qualified Option; Other Options. This option shall be treated for federal income tax purposes as a Non-Qualified Option (rather than as an ISO), and the Committee (as that term is defined in the Plan) or the Board (as that term is defined in the Plan) will take appropriate action, if necessary, to achieve this result. This option is in addition to any other options heretofore or hereafter granted to the Optionee by the Company. A duplicate original of this instrument shall not effect the grant of another option to the Optionee.

     3. Extent of Option if Business Relationship Continues. If the Optionee has continued to serve the Company or any Related Corporation (as defined in the Plan) in the capacity of an employee, officer, director or consultant (such service is described herein as maintaining or being involved in a "Business Relationship" with the Company) on the following dates, the Optionee may exercise this option for the number of shares set opposite the applicable date:






The foregoing rights are cumulative and, while the Optionee continues to maintain a Business Relationship with the Company, may be exercised up to and including the date that is ten (10) years from the date this option is granted. All of the foregoing rights are subject to Sections 4 and 5 below, as appropriate, if the Optionee ceases to maintain a Business Relationship with the Company or dies, becomes disabled or undergoes dissolution while involved in a Business Relationship with the Company.

     4. Termination of Business Relationship. If the Optionee ceases to maintain a Business Relationship with the Company, other than by reason of death or disability (as those terms are defined in Section 5 below), no further installments of this option shall become exercisable and this option shall terminate upon the passage of ninety (90) days from the date the Business Relationship ceases, but in no event later than the scheduled expiration date of this option. In such a case, the Optionee's only rights hereunder shall be those that are properly exercised before the termination of this option.

     5. Death; Disability; Dissolution. If the Optionee is a natural person who dies while involved in a Business Relationship with the Company, this option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised on the date of the Optionee's death, by the Optionee's estate, personal representative or beneficiary to whom this option has been assigned pursuant to Section 10 below, at any time within one
(1) year after the date of death, but not later than the scheduled expiration date of this option. If the Optionee is a natural person whose Business Relationship with the Company is terminated by reason of Optionee's disability (as that term is defined in the Plan), this option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised on the date the Business Relationship was terminated, at any time within one (1) year after the date of such termination, but not later than the scheduled expiration date of this option. At the expiration of such one (1) year period or the scheduled expiration date of this option, whichever is the earlier, this option shall terminate and the only rights hereunder shall be those as to which the option was properly exercised before such termination. If the Optionee is a corporation, partnership, trust or other entity that is dissolved, liquidated, becomes insolvent or enters into a merger or acquisition with respect to which such Optionee is not the surviving entity at the time when such entity is involved in a Business Relationship with the Company, this option shall immediately terminate as of the date of such event, and the only rights hereunder shall be those as to which this option was properly exercised before such dissolution or other event.

     6. Partial Exercise. Exercise of this option up to the extent above-stated may be made in part at any time and from time-to-time within the above limits, except that this option may not be exercised for a fraction of a share unless such exercise is with respect to the final installment of stock subject to this option and a fractional share (or cash in lieu thereof) must be issued to permit the Optionee to exercise completely such final installment. Any fractional share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Optionee in accordance with the terms hereof.

     7. Payment of Option Price. The option price is payable in United States dollars in cash or by check or in any manner permitted under the Plan, equal in amount to the option price. No individual or entity shall be entitled to the privileges of stock ownership in respect of any shares of Common Stock issuable upon exercise of this option, unless and until such shares of Common Stock have been issued to such individual or entity as fully paid shares. No certificate(s) for shares of Common Stock purchased upon the exercise of this option shall be issued and delivered prior to the admission of such shares to listing on any stock exchange on which shares of that class are then listed, nor unless and until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or to incur any liability under any federal, state or other securities law, rule or regulation, any requirement of any securities exchange listing agreement to which the Company may be a party or any other requirement of law or of any regulatory agency or body having jurisdiction over the Company or its securities.

     8. Agreement to Purchase for Investment. By acceptance of this option, the Employee agrees that a purchase of shares under this option is for the Employee's own account and will not be made with a view to their distribution (as that term is used in the Securities Act of 1933, as amended (the "1933

Act"), unless in the opinion of counsel to the Company such distribution is in compliance with or exempt from the registration and prospectus requirements of the 1933 Act, and the Employee agrees to sign a certificate to such effect at the time of exercising this option and agrees that the certificate(s) for the shares of the Company's Common Stock so purchased may be inscribed with a legend (in form and substance acceptable to the Company) to ensure compliance with the requirements of the 1933 Act. The Employee thus understands that the shares purchased upon exercise of this option are restricted and cannot be resold or transferred except as provided above. The Employee understands the merits and risks of an investment in the Company and has had access to all information required by the Employee to make an informed investment decision and the Employee has had an opportunity to review to his or her satisfaction the business of the Company and determine, based upon his or her own analysis, the value of the option and the Common Stock underlying the option. The Employee is able to bear the loss of his or her entire exercise price.

     9. Method of Exercising Option. Subject to the terms and conditions set forth herein, this option may be exercised by written notice to the Company at the principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of shares of the Company's Common Stock in respect of which this option is being exercised and shall be signed by the individual(s) so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares of the Company's Common Stock, and the Company shall deliver a certificate(s) representing such shares as soon as practicable after the notice shall be received. The certificate(s) for the shares as to which this option shall have been so exercised shall be registered in the name of the individual(s) so exercising this option (or, if this option shall be exercised by the Optionee and if the Optionee shall so request in the notice of exercise, shall be registered in the name of the Optionee and another individual jointly, with full rights of survivorship) and shall be delivered as provided above to or upon the written order of the individual(s) exercising this option. In the event this option shall be exercised, pursuant to Section 5 above, by any individual(s) other than the Optionee, such notice of exercise shall be accompanied by appropriate proof of the right of such individual(s) or persons to exercise this option. All shares of the Company's Common Stock that shall be purchased upon the exercise of this option as provided herein shall be fully paid and non-assessable.

     10. Option Not Transferable. This option is not transferable or assignable except by will or by the laws of descent and distribution and except as permitted by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). During the Optionee's lifetime, this option may only be exercised by the Optionee.

     11. No Obligation to Exercise Option. The grant and acceptance of this option imposes no obligation on the Optionee to exercise this option.

     12. No Obligation to Continue Business Relationship. The Company and any Related Corporation is not, pursuant to the Plan or this option, obligated to continue to maintain a Business Relationship with the Optionee.

     13. No Rights as Stockholder Until Option Exercised. The Optionee shall have no rights as a stockholder with respect to shares of the Company's Common Stock subject to this option until a stock certificate(s) therefor has been issued to the Optionee and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the

Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date a stock certificate is issued.

     14. Capital Changes and Business Successions. Subject to Section 17 below, the Plan contains provisions regarding the treatment of options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to shares of the Company's Common Stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference. In general, the Optionee should not assume that options necessarily would survive the acquisition of the Company.

     15. Withholding Taxes. The Optionee hereby agrees that the Company may withhold from the Optionee's wages or other remuneration the appropriate amount of federal, state and local taxes attributable to the Optionee's exercise of any installment of this option. At the Company's discretion, the amount required to be withheld may be withheld in cash from such wages or other remuneration, or in kind from the Common Stock otherwise deliverable to the Optionee upon the exercise of this option. The Optionee further agrees that, if the Company does not withhold an amount from the Optionee's wages or other remuneration sufficient to satisfy the Company's withholding obligation, the Optionee will reimburse the Company upon demand, in cash, for the amount underwithheld.

     16. No Exercise of Option if Business Relationship Terminated for Misconduct. If the Business Relationship of the Optionee is terminated for "Misconduct," this option shall terminate on the date of such termination of the Business Relationship and all unvested or unexercised options shall thereupon no longer be exercisable to any extent whatsoever. For purposes of this Section 16, "Misconduct" is conduct, as determined by the Board in its sole discretion, involving one or more of the following: (i) the substantial and continuing failure of the Optionee to render services to the Company in accordance with the terms or requirements of the Business Relationship; (ii) a determination by two-thirds (2/3) of the members of the Board that the Optionee has inadequately performed the requirements of the Business Relationship; (iii) disloyalty, gross negligence, dishonesty or breach of a fiduciary duty owed to the Company; (iv) the commission of an act of embezzlement, fraud, disloyalty, dishonesty or deliberate disregard of the rules or policies of the Company that results in loss, damage or injury to the Company, whether directly or indirectly; (v) the unauthorized disclosure of any trade secret or confidential information owned by the Company; or (vi) the commission of an act that constitutes unfair competition with the Company or that induces any customer or client of the Company to break a contract or agreement with the Company. In making such determination, the Board shall act fairly and in good faith and shall give the Optionee an opportunity to appear and be heard at a hearing before the Board or the Committee and to present evidence on the Optionee's behalf. For purposes of this Section 16, termination of the Business Relationship shall be deemed to occur when the Optionee receives notice that the Business Relationship is terminated.

     17. Changes in Control. Notwithstanding any other provision hereof, this option shall accelerate so that the Optionee (if the Optionee is an employee of the Company or any Related Corporation) shall have the right, at all times until the expiration or earlier termination of the option, to exercise the unexercised portions of this option, including the portions thereof that would, but for this Section 17, not yet be exercisable, from and after any Involuntary Termination (as that term is defined below) within twenty-four

(24) months after a Change in Control (as that term is defined below) that occurs while the Optionee is an employee of the Company or any Related Corporation. For purposes of this Section 17: (a) an "Involuntary Termination" is any termination of the Optionee's employment with the Company or any Related Corporation for reasons other than (i) the Optionee's death,
(ii) the Optionee's total disability (as that term is defined in the Plan),
(iii) the Optionee's retirement under circumstances that entitle the Optionee to full benefits under one or another of his employer's retirement or pension plans or programs generally applicable to salaried employees or (iv) termination for Misconduct (as that term is defined in Section 16 above) and
(b) a "Change in Control" means any of the following events if they occur after the date of grant of this option and after the class of stock then subject to this option becomes registered under the 1934 Act: the direct or indirect beneficial ownership (within the meaning of Section 13(d) of the 1934 Act and Regulations 13D through G thereunder) of thirty percent (30%) or more of the class of securities then subject to this option is acquired or becomes held by any person or group of persons (within the meaning of Section 13(d)(3) of the 1934 Act), or the sale, mortgage, lease or other transfer in one or more transactions not in the ordinary course of the Company's business or assets or earning power constituting more than fifty percent (50%) of the assets or earning power of the Company and its Related Corporations (taken as a whole) to any such person or group of persons.

     18. Governing Law. This option shall be governed by and interpreted in accordance with the laws of the State of Utah.

     19. Holding Period. The Optionee acknowledges that if the shares acquired upon exercise of this option are not held for at least six (6) months following the date of grant, the grant of this option will be deemed a purchase that may be matched against any sale of the Company's securities occurring within six (6) months of the grant and may create liability for the Optionee pursuant to Section 16(b) of the 1934 Act.

     IN WITNESS WHEREOF, the Company and the Optionee have caused this option to be executed, and the Optionee whose signature appears below acknowledges receipt of a copy of the Plan and of an original copy of this option.

THE OPTIONEE:                               THE COMPANY:
                                            MITY-LITE, INC.

                                            By: